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                                                                    EXHIBIT 99.1


Media Contacts:
Bright Horizons:  Nancy Rosenzweig (617) 577-8020
CorporateFamily Solutions:  Diane Huggins (615) 256-9915

Investor Contacts:
Bright Horizons:  Elizabeth Boland (617) 577-8020
CorporateFamily Solutions:  Michael E. Hogrefe (615) 256-9915


For Immediate Release

             BRIGHT HORIZONS AND CORPORATEFAMILY SOLUTIONS TO MERGE

BOSTON, Massachusetts and NASHVILLE,Tennessee (April 27, 1998) -- Bright Horizons (Nasdaq/NM:BRHZ) and CorporateFamily Solutions (Nasdaq/NM:CFAM) today announced a definitive agreement to merge in a stock-for-stock transaction to be accounted for as a pooling of interest transaction that will create "Bright Horizons Family Solutions," the nation's preeminent company in the worklife industry.

         The definitive agreement, which has been approved by the boards of directors of both companies, calls for Bright Horizons' shareholders to exchange each of their shares for 1.15022 shares of the new company and for CorporateFamily Solutions' shareholders to exchange each of their shares for 1 share of the new entity. The agreement is subject to a number of conditions, including shareholder and regulatory approval. The transaction is expected to be completed by late summer.

         The new company will manage more than 250 employer-sponsored early education centers and offer a wide array of other services, such as schools at work and strategic worklife consultation, to help companies support working families. The new company will employ more than 8,600 people and serve over 31,000 families. Reported revenues in 1997 for Bright Horizons were $85.0 million and CorporateFamily Solutions reported revenues of $77.7 million.

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Bright Horizons Family Solutions' principal offices will be located in Boston and Nashville. Linda Mason, co-founder and current president of Bright Horizons, headquartered in Boston, will become chairman of the board. Marguerite W. Sallee, founder and chief executive officer of CorporateFamily Solutions, headquartered in Nashville, will become CEO. Roger Brown, co-founder and current chief executive officer of Bright Horizons, will become president; Michael Hogrefe, currently the chief financial officer of CorporateFamily Solutions, will be named CFO; and Mary Ann Tocio, currently chief operating officer of Bright Horizons, will become COO. Dr. Dana Friedman, executive vice president of CorporateFamily Solutions and a leading national expert on worklife, will head the new company's consulting services. It is contemplated that in 2.5 years Marguerite Sallee will become active chairman, Roger Brown CEO and Linda Mason president and vice-chairman.

The board of directors of the newly formed company will be comprised of 11 members, including four from Bright Horizons, four from CorporateFamily Solutions and three additional members to be named at a later date.

Bright Horizons and CorporateFamily Solutions currently work in partnership with many of the nation's leading companies, including 68 Fortune 500 companies. Working Mother's 1997 list of the "100 Best Companies for Working Mothers" includes 51 clients of the two companies.

"Both companies have reputations for a total commitment to high quality programs for families at the workplace. Together, we will be a powerful voice in advocating support programs for children and parents," Mason said.

"Bright Horizons and CorporateFamily Solutions are a natural fit, reflecting unusually similar missions, values, cultures and profiles," Sallee said. "The vision for our new company is to make family-friendly workplaces the norm, not the exception."

"The employer-sponsored sector of the worklife industry has strong growth potential, as increasing numbers of employers realize the return on investment they derive from supporting working families," Sallee added. "The new company, with its combined resources, will be in a strong position to take advantage of this momentum."


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Reflecting on the impact this transaction may have on employees, Brown said, "In order to help our corporate clients create great workplaces, we must be a great workplace ourselves. The merger will create new growth opportunities for our teachers, directors and other employees. We will continue to strive to be the `employer of choice' for talented early childhood educators."

Dr. Dana Friedman added, "In seeking ways to improve employee satisfaction and productivity, corporate America has discovered the value in making the workplace a better place for working families. The consulting arm of Bright Horizons Family Solutions will help clients develop and manage programs that attract, retain and energize employees."

Bright Horizons and CorporateFamily Solutions have agreed under certain circumstances to pay each other a break-up fee of $4.0 million and have granted each other options to purchase 10% of their outstanding shares of common stock, which are exercisable under certain circumstances.

Bright Horizons provides work-site early education, full and part-time child care, emergency backup care, before and after school care for school age children, summer camps, vacation care, elementary school (kindergarten through second grade) and family support services. Bright Horizons currently operates 155 centers in 29 states and the District of Columbia, providing care and education to more than 16,000 children and their families. Bright Horizons serves many of the nation's leading corporations including Motorola, Glaxo Wellcome plc, Pfizer Inc., Universal Studios, Inc., Mattel and Time Warner Inc.

CorporateFamily Solutions, Inc. is a leading national provider of services for the corporate market that support families and business success. The Company works with more than 100 employers seeking to create a "family friendly" work environment by providing workplace child care, education, family support programs and consulting services. The Company currently manages 100 employer-sponsored Family Centers for 74 corporate clients in 29 states and the District of Columbia. Among CorporateFamily Solutions' clients are many of the nation's leading companies, including 35 of the `Fortune 500' companies and 23 of the "100 Best Companies for Working Mothers," as recognized by Working Mother magazine.



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This press release contains forward-looking statements, which involve a number of risks and uncertainties. Bright Horizons' and CorporateFamily Solutions' actual results may vary significantly from the results anticipated in these forward-looking statements as a result of factors that are discussed in detail in the companies' filings with the Securities and Exchange Commission, including Bright Horizons' Registration Statement on Form S-1 dated November 7, 1997, and CorporateFamily Solutions' Annual Report on Form 10-K for the year ended January 2, 1998.


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                    BRIGHT HORIZONS/CORPORATEFAMILY SOLUTIONS
                                MEDIA FACT SHEET
                                 APRIL 27, 1998


                                                                        CORPORATEFAMILY
                                         BRIGHT HORIZON                     SOLUTIONS                        NEW COMPANY
Year founded:                                 1986                             1987                             1998


Headquarters:                              Boston, MA                     Nashville, TN                   Boston/Nashville


Executive Management:                     Roger Brown                   Marguerite Sallee                    Linda Mason
                                         Chairman & CEO                  President & CEO                      Chairman

                                          Linda Mason                                                     Marguerite Sallee
                                           President                                                             CEO

                                                                                                             Roger Brown
                                                                                                              President


Centers in Operation:                         155                              100                               255

Geographic Profile: (1)                29 states and D.C.               29 states and D.C.               40 states and D.C.


Corporate Clients:                            144                              100                               244


Representative Clients:            Allstate                        Allied Signal
                                   Apple Computer                  Boeing
                                   AT&T                            Campbell Soup
                                   Bayer                           Chase Manhattan
                                   Beth Israel Deaconess           Citicorp
                                   DuPont                          Columbia/HCA
                                   First Union                     Eli Lilly and Company
                                   Glaxo Wellcome                  Household International
                                   Hewlett Packard                 IBM (2)
                                   IBM (2)                         J.C. Penney
                                   Mattel                          Johnson & Johnson
                                   Merck & Co.                     Marriott International
                                   Motorola                        MBNA America Bank
                                   Pfizer                          NationsBank
                                   SAS Institute                   Northwestern Memorial
                                   Time Warner                     S.C. Johnson & Son
                                   Universal Studios               Saturn
                                   UNUM                            Swiss Bank
                                   Warner Brothers                 Turner Broadcasting
                                   Xerox                           USAA



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Media Fact Sheet
PAGE 2


                                                                         CORPORATEFAMILY
                                         BRIGHT HORIZON                     SOLUTIONS                       NEW COMPANY
Number of                                      38                               35                              68 (3)
  Fortune 500 Clients:


Number of Working
Mother "100 Best Companies":                   31                               23                              51 (3)


Number of Employees:                         4,600                            4,000                             8,600


Families Served:                             16,000                           15,000                           31,000


1997 Revenues:                           $85.0 million                    $77.7 million                         - - -


1997 Net Income:                         $1.473 million                   $1.401 million                        - - -
                                                                           (adjusted) (4)


NASDAQ                                        BRHZ                             CFAM                             BFAM
Trading Symbol:                                                                                            (upon closing)


IPO Date:                                   11/7/97                          8/12/97                            - - -


(1)      See map for states with current operations

(2)      Through the American Business Collaboration

(3)      Total reflects five (5) companies which are clients of both

(4)      Excludes the effect of a non-recurring item of $297,000 in 1997




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